ARMOR ALTERNATIVE INCOME FUND

AAIFX

a series of Northern Lights Fund Trust

Supplement dated February 25, 2016

to the Prospectus dated January 7, 2016

______________________________________________________________________

Please be advised that, effective on or about March 10, 2016, the following changes are made to the Fund’s prospectus:

1. The name of the Armor Alternative Income Fund is changed to Crow Point Alternative Income Fund. Consequently, all references to Armor Alternative Income Fund in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with Crow Point Alternative Income Fund.

2. The cover of the Fund’s prospectus is revised to reflect the following adviser information:

Advised by:

Crow Point Partners LLC

25 Recreation Park Dr., Suite 110

Hingham, MA 02043

3. The following disclosures on page 6 of the prospectus are deleted and replaced as follows:

Investment Adviser: Crow Point Partners LLC (the “Adviser”).

Portfolio Managers: Peter J. DeCaprio, Andrew Tuttle, Charles Chen, Amit Chandra, and Ian Arvin have served the Fund as Portfolio Managers since February 2016.

4. The following disclosure in the “MANAGEMENT” section of the prospectus on page 13 is deleted and replaced as follows:

MANAGEMENT

Investment Adviser: Crow Point Partners LLC, located at 25 Recreation Park Dr., Suite 110 Hingham, MA 02043, serves as the Fund's investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Crow Point was established in 2006 and serves primarily individual investors, financial advisers and registered investment companies. As of December 31, 2015 it had approximately $1.117 billion in asset under management.

Subject to the supervision of the Trust’s Board of Trustees, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities pursuant to an advisory agreement between the Trust and the Adviser.

Effective February 24, 2016, the Fund’s prior adviser, Genesis Capital LLC, resigned and the Board of Trustees appointed the Adviser as adviser to the Fund pursuant to an interim advisory agreement. The Board of Trustees will call a shareholder meeting at which shareholders will be asked to approve an investment advisory agreement with the Adviser. The Interim Agreement will terminate on July 23, 2016, or earlier if the investment advisory agreement is approved by a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940. The interim advisory agreement will continue until the definitive advisory agreement is approved by shareholders. The terms of the interim and definitive advisory agreements (collectively, the “Advisory Agreement”) are identical but for the effective dates and terms.

The management fee set forth in the Advisory Agreement is 1.00% annually, to be paid on a monthly basis. In addition to investment advisory fees, the Fund pay other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statement of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. For the fiscal year ended September 30, 2015, the Fund’s prior adviser received an annual advisory fee equal to 0.64% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 2.25% of the average daily net asset value of the Fund; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s next annual and semi-annual reports to shareholders.

Portfolio Manager: Peter J. DeCaprio, Andrew Tuttle, Charles Chen, Amit Chandra, and Ian Arvin have served the Fund as Portfolio Managers since February 2016.

Peter J. DeCaprio, Co-Founder, Portfolio Manager & Principal Member

Peter DeCaprio co-founded Crow Point Partners in 2006 and serves as the firm’s Chief Executive Officer. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors, and was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University where he received a Bachelor of Arts degree.

Charles Chen, Portfolio Manager

Charles Chen is Chief Investment Officer at Crow Point Investment Management (CPIM), a strategic partnership between the adviser and 20 Gates Management LLC. Mr. Chen has 19 years of experience in fixed income and derivatives markets. Prior to joining CPIM, he was the President & Chief Investment Officer at Newfleet Asset Management, overseeing all aspects of the institutional asset management business. Prior to founding Newfleet, Charles headed the asset management division of Securities Finance Trust Company (formerly Old Mutual US Trust Company) with over $50 Billion in assets under management. Charles has also been a Portfolio

Manager with Credit Suisse First Boston, managing the $40 billion internal portfolio of it’s Investment Banking Division which included bank loans, credit derivatives, two landmark CLOs and five off-balance sheet conduit portfolios. He is a seasoned portfolio manager with expertise in the management, trading and structuring of credit risk; possessing in-depth knowledge of fixed income and derivative markets. Mr. Chen received a BA in Economics from the University of Wisconsin – Madison.

Andrew Tuttle, Portfolio Manager

Andrew Tuttle has more than thirteen years investment experience in investment banking, distressed debt, equity research and portfolio management. In addition to his current duties as a portfolio manager, Mr. Tuttle is also Crow Point’s research director and covers all industry sectors. Previously, he worked at Cantor Fitzgerald, Jefferies & Co., Thomas Weisel Partners, and First Union National Bank. He is a graduate of Columbia University, where he received his MBA, and the College of William and Mary, where he received a Bachelor of Arts degree. Mr. Tuttle is a Chartered Financial Analyst.

Ian Arvin, Portfolio Manager

Ian Arvin joined Crow Point in 2015, and has more than 20 years of investment industry experience. In 2004 he founded Innovative Quant Solutions, an independent financial research firm focused on providing quantitative stock analysis and customized quantitative research to investment managers. Prior to founding Innovative Quant Solutions, Mr. Arvin was a principal at a multi-billion dollar quantitative investment company, and served as a portfolio manager and director of product development and research. Mr. Arvin is a graduate of Cornell University with a BS in Applied & Engineering Physics, and a MBA in Financial Engineering from MIT Sloan School of Management. He is a Chartered Financial Analyst, and a member of the CFA Institute, the Boston Security Analysts Society, the Chicago Quantitative Alliance, and the Boston QWAFAFEW.

Amit Chandra, Ph.D., CFA, Portfolio Manager

Amit Chandra joined Crow Point Partners in 2012 and serves as the firm’s Co-Chief Investment Officer and a principal. Prior to joining Crow Point, Mr. Chandra was the Chief Investment Officer of Golden Capital Management, a majority-owned subsidiary of Wells Fargo. He has also worked at Wells Capital Management and one of its predecessor firms, Evergreen Investments, beginning in March 2000. At Wells Capital Management, Mr. Chandra served as a Senior Portfolio Manager and Head of the Global Strategic Products team with over $12 billion in assets in a broad range of equity strategies, including Large-cap, Small-cap, International, and Global asset classes, Previously, Mr. Chandra was also on the faculty of the W. Paul Stillman School of Business at Seton Hall University. He received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur and a Ph.D. in management science and finance from Pennsylvania State University. Mr. Chandra is a Chartered Financial Analyst.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

5. The table on the back page of the prospectus is deleted in its entirety and replaced as follows:

Adviser	Crow Point Partners LLC 25 Recreation Park Dr., Suite 110 Hingham, MA 02043	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

* * * * * *

This Supplement, and the Prospectus and Statement of Additional Information dated January 7, 2016, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-282-1100.

Please retain this Supplement for future reference.

ARMOR ALTERNATIVE INCOME FUND

AAIFX

a series of Northern Lights Fund Trust

Supplement dated February 25, 2016

to the Statement of Additional Information (“SAI”) dated January 7, 2016

______________________________________________________________________

Please be advised that, effective immediately, the following changes are made to the Fund’s SAI:

1. The second paragraph under the “TYPES OF INVESTMENTS” section of the SAI on pages 6-7 is deleted in its entirety and replaced as follows:

The following pages contain more detailed information about the types of instruments in which the Fund may invest directly or through (i) open-end investment companies (mutual funds), (ii) closed-end funds, (iii) exchange-traded funds ("ETFs"), (iv) limited partnerships, (v) limited liability companies and (vi) other types of pooled investment vehicles (collectively, "Underlying Funds") and strategies Crow Point Partners LLC (the "Adviser") employ in pursuit of the Fund’s investment objective and a summary of related risks.

2. The “Investment Adviser and Advisory Agreement” section beginning on page 27 in the “INVESTMENT ADVISER” section of the SAI is deleted in its entirety and replaced as follows:

Crow Point Partners LLC, located at 25 Recreation Park Dr., Suite 110, Hingham, MA 02043, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Crow Point was established in 2006 and serves primarily individual investors, financial advisers and registered investment companies. As of December 31, 2015 it had approximately $1.117 billion in asset under management.

Effective February 24, 2016, the Fund’s prior adviser, Genesis Capital LLC, resigned and the Board of Trustees appointed the Adviser as adviser to the Fund pursuant to an interim advisory agreement. The interim advisory agreement will continue until the definitive advisory agreement is approved by shareholders. The terms of the interim and definitive advisory agreements (collectively, the “Advisory Agreement”) are identical but for the effective dates and terms.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to the Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of Trustees, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund’s overall investment strategies and asset allocation.

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

Fund	Management Fees
Crow Point Alternative Income Fund	1.00%

The Adviser is contractually limiting total annual operating expenses of the Fund through January 31, 2017 including the advisory fee, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and trustees, contractual indemnification of Fund service providers (other than the Adviser)) to 2.25% of the Fund’s average daily net assets. During the fiscal year ended September 30, 2014, the Fund paid $188,755 in advisory fees of which $121,822 were waived by Genesis Capital LLC, the Fund’s prior adviser. September 30, 2015, the Fund paid $226,025 in advisory fees of which $138,516 were waived by the Fund’s prior adviser.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

3. The “PORTFOLIO MANAGERS” section, on pages 32-33 of the SAI, is deleted in its entirety and replaced as follows:

PORTFOLIO MANAGERS

Peter J. DeCaprio, Andrew Tuttle, Charles Chen, Amit Chandra, and Ian Arvin serve as the portfolio managers of the Fund, and as of September 30, 2015, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Peter J. DeCaprio
Registered Investment Companies	4	$110.0	1	$45.0
Other Pooled Investment Vehicles	3	$65.0	0	0
Other Accounts	1	$45.0	1	$45.0

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Amit Chandra
Registered Investment Companies	4	$110.0	1	$45.0
Other Pooled Investment Vehicles	3	$65.0	0	0
Other Accounts	1	$45.0	1	$45.0

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Andrew Tuttle
Registered Investment Companies	4	$110.0	1	$45.0
Other Pooled Investment Vehicles	3	$65.0	0	0
Other Accounts	1	$45.0	1	$45.0

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Charles Chen
Registered Investment Companies	3	$67.0	0	0
Other Pooled Investment Vehicles	2	$65.0	0	0
Other Accounts	1	$2.0	0	0

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Ian Arvin
Registered Investment Companies	3	$65.0	0	0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute The Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or "soft dollars", if any). The Adviser have adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Each of the Portfolio Managers receives a fixed salary and is eligible to receive a bonus which is dependent upon both the Adviser's profitability, as applicable, and management's discretion for serving as the Fund’s portfolio manager.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of September 30, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Alternative Income Fund
Peter DeCaprio	$50,001 – 100,000
Amit Chandra	$0
Andrew Tuttle	$0
Charles Chen	$0
Ian Arvin	$0

4. The “Adviser Proxy Voting Policies and Procedures” beginning on page 48 are deleted in their entirety and replaced as follows:

Crow Point Partners, LLC

Proxy Voting Policy

It is the policy of Crow Point Partners, LLC to vote proxies in the interest of maximizing value for our clients. Proxies are an asset of a client, which should be treated by us with the same care, diligence, and loyalty as any asset belonging to a client. To that end, we will vote in a way that it believes, consistent with our fiduciary duty, will cause the value of the security to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our Clients. Additional considerations effecting the decision to vote for are listed below:

a. Election of management slate of directors – consider board independence as well as long term performance of the directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals. In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards. If retired, no more than five public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b. Appointment of auditors – vote for unless any of the following factors, then vote against ratification:

(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20% of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than seven years.

c. Cumulative voting.

d. Profit sharing/remuneration plans.

e. Pension/retirement plans.

f. Authorization of new securities if there is no intent to unduly dilute shareholder's proportionate interest, reverse stock splits. (i) Common stock - support if reasonable and management provides persuasive justification. Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares. (iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting). g. Acquisition of property

h. Asset restructuring

i. Option/incentive plans and revisions thereof.

(i) Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1% of shares outstanding to senior executives.

(iv)Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10% of option shares were issued to the top five executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e. 75% of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the Company. j. Compensation plans and revisions thereof

(i) Base compensation should be reasonable - minimum necessary for retention and recruitment.

(ii) Variable compensation - support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefits to executives that exceed that which is offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding requirements. (vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k. Increasing indebtedness within prudent limits. l. Anti-greenmail amendments

m. Preemptive rights

n. Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees should have pension choice defined benefit vs. cash-balance plans.

o. Fair-Price Provisions

p. Shareholder proposals.

(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc). (ii) Reports on human rights.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position. Support sexual orientation anti-bias position. Diversity – women and minority group Board members.

(v) Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) to be Chairman of the

Board if there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our Clients:

a. Easing standards of indemnification for directors or corporate officers. b. Staggered terms for directors; term limits.

c. Authorizations of new securities if intent appears to be to unduly dilute stockholder's proportionate interest.

d. Poison pill/anti-takeover measures that do not require submission to the Board every three years.

e. Re-incorporation in the State of Delaware if intent is to protect management and directors.

f. Elimination of waivers of preemptive rights.

g. Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h. Fair price provisions/amendments.

i. Granting of stock options to non-employee directors.

j. Proposals to change the state of incorporation where the effect could be to reduce shareholder's rights to participate in the decision-

making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless:

(i) Criteria for supporting - Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k. Supermajority voting requirements.

l. Board size – to be less than five or more than 15.

m Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n. Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our Clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a. Impact of the merger on long-term corporate value, including the prospects of the combined companies. b. Anticipated financial and operating benefits.

c. Offer price (cost vs. premium).

d. How the deal was negotiated.

e. Changes in corporate governance and their impact on shareholder rights.

f. Impact on key constituents at both companies, including employees and communities..

Conflicts of Interest

Crow Point Partners, LLC realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the Chief Compliance Officer or General Counsel of any material conflict that may impair our ability to vote proxies in an objective manner. In addition, the General Counsel, Chief Compliance Officer, or their designee(s) will reasonably try to assess any material conflicts between our interests and those of our clients with respect to proxy voting. The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

Conflict: Crow Point Partners retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in the Firm’s client portfolios. For example, the Firm may be retained to manage Company A’s pension fund. Company A is a public company and the Firm client accounts hold shares of Company A. This type of relationship may influence the Firm to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with the Firm.

Conflict: Crow Point Partners retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in the Firm’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

Conflict: Crow Point Partners’ Employees maintain a personal and/or business relationship(not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in Crow Point Partners’ client portfolios. The spouse could attempt to influence Crow Point Partners to vote in favor of management.

Conflict: Crow Point Partners or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in Crow Point Partners’ client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Crow Point Partners to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a material conflict of interest, General Counsel has final decisionmaking authority regarding Crow Point Partners’ course of action for the proxy. General Counsel’s determination will be based on maximizing value for Crow Point Partners’ clients. In these instances, General Counsel will decide to either: 1) abstain from voting the proxy, or; 2) engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Crow Point Partners should vote on the proposal. If retained, the proxy voting service’s or consultant’s determination will be binding on Crow Point Partners.

Any attempts by others within Crow Point Partners to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Compliance Officer. Further, any attempts by persons or entitles outside Crow Point Partners to influence the voting of client proxies shall be reported to the Chief Compliance Officer. The Chief Compliance Officer may then elect to report the attempt to legal counsel.

Procedures for Crow Point Partners’ Receipt of Class Actions

Crow Point Partners recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by Crow Point Partners on behalf of its Funds, Crow Point Partners will ensure that the Funds either participate in, or opt out of, any class action settlements received. Crow Point Partners will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager/Analyst covering the company will determine the action to be taken when receiving class action notices. In the event Crow Point Partners opts out of a class action settlement, Crow Point Partners will maintain documentation of any cost/benefit analysis to support its decision.

If “Class Action” documents are received by Crow Point Partners for a private client, i.e. separate managed account, Crow Point Partners will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Crow Point Partners is not qualified to make for the client. Therefore, Crow Point Partners will not file “Class Actions” on behalf of any client.